SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 20, 2006

Commission File Number: 000-32987

Colony RIH Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	95-4849060
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Resorts International Hotel and Casino, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	95-4828297
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1133 Boardwalk Atlantic City, NJ	08401
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code:

(609) 344-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 20, 2006, Colony RIH Holdings, Inc. and Resorts International Hotel and Casino, Inc. appointed Francis X. McCarthy to serve as their Executive Vice President Finance and Chief Financial Officer. Mr. McCarthy was also appointed as Chief Financial Officer of Resorts International Hotel, Inc. and will continue to serve as the Executive Vice President-Finance and Assistant General Manager of Resorts International Hotel, Inc.

On April 20, 2006, Mark B. Lefever left his position as Senior Vice President Finance/CFO of Colony RIH Holdings, Inc. and Resorts International Hotel and Casino, Inc. to take a similar position with an affiliate of Colony RIH Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

COLONY RIH HOLDINGS, INC.

Dated: April 20, 2006	/s/ Francis X. McCarthy, Jr.
Francis X. McCarthy, Jr.
Executive Vice President Finance/CFO
(Duly Authorized Officer and Principal Financial Officer)

RESORTS INTERNATIONAL HOTEL AND CASINO, INC.

Dated: April 20, 2006	/s/ Francis X. McCarthy, Jr.
Francis X. McCarthy, Jr.
Executive Vice President Finance/CFO
(Duly Authorized Officer and Principal Financial Officer)